POWER OF ATTORNEY

WHEREAS, MSS SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-135714 and 811-21927) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA, JOANN M. STRASSER and MICHAEL V. WIBLE  its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 18th day of December, 2019.

ATTEST:

MSS SERIES TRUST

             By:/s/Brandon Pokersnik

                                      By: /s/ Gregory B. Getts

Brandon M. Pokersnik

Gregory B. Getts

Secretary

President

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Gregory B. Getts, President and Brandon M. Pokersnik, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of December, 2019.

/s/ Pam Buss

Notary Public

My commission expires on 12/2/2020

CERTIFICATE

The undersigned, Secretary of MSS SERIES TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held December 18th, 2019, and is in full force and effect:

WHEREAS, MSS SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-135714 and 811-21927) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA, JOANN M. STRASSER and MICHAEL V. WIBLE, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  December 18th, 2019

/s/ Brandon Pokersnik

Brandon Pokersnik, Secretary

MSS SERIES TRUST

POWER OF ATTORNEY

WHEREAS, MSS SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-135714 and 811-21927) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 2019.

/s/Gregory B. Getts

Gregory B. Getts

Trustee and President

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Gregory B. Getts, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of December, 2019.

/s/ Pam Buss

Notary Public

My expires on 12/2/2020

 POWER OF ATTORNEY

WHEREAS, MSS SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-135714 and 811-21927) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 2019.

/s/ Brandon M. Pokersnik

Brandon M. Pokersnik

Treasurer

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Brandon M. Pokersnik, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of December, 2019.

/s/ Pam Buss

Notary Public

My commission expires on 12/2/2020

POWER OF ATTORNEY

WHEREAS, MSS SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-135714 and 811-21927) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA,  JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 2019.

/s/ Michael Young

Michael Young

Trustee

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Young, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of December, 2019.

/s/ Pam Buss

Notary Public

My commission expires on 12/2/2020

POWER OF ATTORNEY

WHEREAS, MSS SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-135714 and 811-21927) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW J. DAVALLA, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and any Amendment or Amendments to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 2019.

/s/Paul K. Rode

Paul K. Rode

Trustee

STATE OF OHIO

)

)

ss:

COUNTY OF CUYAHOGA

)

Before me, a Notary Public, in and for said county and state, personally appeared Paul K. Rode, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of December, 2019.

/s/ Pam Buss

Notary Public

My commission expires on 12/2/2020